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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 1999



                           COMMISSION FILE NUMBER 0-22718
                                 ZAMBA CORPORATION
               (Exact name of Registrant as specified in its charter)

               DELAWARE                                     #41-1636021
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)


              7301 OHMS LANE, SUITE 200, MINNEAPOLIS, MINNESOTA 55439
            (Address of principal executive offices, including zip code)

                                   (612) 832-9800
                (Registrant's telephone number, including area code)

     __________________________________________________________________________
           (Former Name or Former Address, if Changed Since Last Report)


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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          PricewaterhouseCoopers LLP ("PwC") has resigned as the Company's independent accountant as of January 25, 1999. The Company will be entering into a contract with the information technology consulting practice of PwC. As a result, PwC has advised that it would no longer be considered independent with respect to the Company under interpretations of the Securities and Exchange Commission and professional standards. The Company is currently in the process of interviewing other "Big 5" accounting firms to replace PwC, and expects to announce its new independent accountants soon. The audit committee of the Board of Directors of the Company will approve the successor to PwC as the Company's independent accountants.

     The reports of PwC on the financial statements of the Company for the years ended December 31, 1997, and 1996, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for the years ended December 31, 1997, and 1996, and through January 25, 1999, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K, and there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the matter in their reports on the financial statements for such years.

     During the years ended December 31, 1997, and 1996, and through January 25, 1999, the Company has not consulted with another accountant regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matters described above.

     The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated January 26, 1999, is filed as Exhibit
16.1 to this Form 8-K.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

     Exhibit No.    Description
     16.1           Letter dated January 26, 1999, from PricewaterhouseCoopers
                    LLP regarding change in certifying accountant.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ZAMBA CORPORATION,

                                   By:  /s/ Paul D. Edelhertz
                                        ---------------------------
                                        Paul D. Edelhertz
                                        President and Chief Executive Officer


                                   Dated: January 26, 1999


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                                   EXHIBIT INDEX


No.       Page      Exhibit
16.1      5         Letter dated January 26, 1999, from PricewaterhouseCooopers
                    LLP regarding change in certifying accountant.